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                       NEW ENGLAND LIFE INSURANCE COMPANY

                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (617) 578-2000

                            ZENITH FLEXIBLE LIFE 2002

                        Supplement dated July 29, 2002 to
            Prospectus dated May 8, 2002, as revised on June 28, 2002


The language on page A-16 of the prospectus has been modified by the removal of the phrase "(or under any Policy issued in Florida and Illinois)" from the following paragraph:

         AGE 100. If the death benefit is payable on or after the insured's age 100, the death benefit will be:

         -- the cash value on the date of death, if the insured was older than 80 at issue, or

         --       the greater of (1) the cash value on the date of death, and
                  (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.


VL-182-02